Thermon Highlights Enhanced Organic Growth Opportunity Driven by Accelerating Momentum from New Products in Data Centers
AUSTIN, Texas, Monday, April 20, 2026 – Thermon Group Holdings, Inc. (NYSE:THR) ("Thermon"), today announced accelerating order and quoting activity across key new product platforms, led by strong demand for its liquid load bank solutions serving the rapidly expanding data center market. The company’s quote log for liquid load banks has expanded to over $100 million as of April 2026, up nearly 70% from just two months ago.
“The rapid expansion we are seeing in our bid pipeline and quoting activity for liquid load banks underscores the strength of early customer adoption in the data center market,” said Bruce Thames, President and Chief Executive Officer of Thermon. “Based on our current visibility, we believe these and other new product offerings could contribute approximately 5–7% to organic growth on top of the growth we are seeing across the business. In addition, the rebound in capital project activity, up 22% through the first three quarters of fiscal 2026, along with the activity we are seeing across quoting, backlog, and manufacturing utilization, provides continued evidence of accelerating momentum across both our core and emerging markets.”
“To support these favorable market trends and new product momentum, Thermon has expanded manufacturing capacity, reflecting our confidence in the long‑term demand strength. The disciplined execution of our Decarbonization, Digitization, and Diversification strategy positions us well to capitalize on secular trends reshaping the industrial landscape, including the growth of data centers, increasing power demand, and accelerating electrification,” Thames concluded.
Rapid Adoption of AI Data Centers Drives Momentum in Liquid Load Bank Solutions
The rapid shift toward liquid‑cooled data centers—driven by unprecedented investment in artificial intelligence (AI)—is creating a fast‑growing market for liquid load banks used to validate mission‑critical cooling systems and power infrastructure. Thermon entered this market approximately eight months ago and has moved quickly to establish itself as a trusted provider of testing solutions.
Since product launch, the company has secured orders for approximately 80 liquid load bank units. Customer interest continues to accelerate, with Thermon’s multi-year opportunity pipeline for liquid load bank solutions expanding to approximately $400 million. The company’s quote log has grown by over 70% within the last six months to over $100 million as of April 2026, reflecting strong demand from data center operators, commissioning firms, HVAC contractors, and rental partners.
Thermon expects the total market opportunity for liquid load banks to grow at an estimated annual rate of approximately 20% through 2032 and has expanded capacity to support rising customer demand.
About Thermon
Thermon is a diversified industrial technology company and a global leader in industrial process heating, temperature maintenance, environmental monitoring, and temporary power distribution solutions. We deliver engineered solutions that enhance operational awareness, safety, reliability, and efficiency to deliver the lowest total cost of ownership. Thermon is headquartered in Austin, Texas. For more information, please visit www.thermon.com.
Forward-Looking Statements
This release includes forward-looking statements within the meaning of the U.S. federal securities laws in addition to historical information. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, future operations, demand for our liquid load bank solutions, and our ability to achieve our strategic initiatives. When used in this discussion, the words "anticipate," "assume," "believe," "budget," "continue," "contemplate," "could," "should," "estimate," "expect," "intend," "may," "plan," "possible," "potential," "predict," "project," "will," "would," "future," and similar terms and phrases are intended to identify forward-looking statements in this release.
Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our financial condition, results of operations and cash flows. These forward-looking statements include, but are not limited to, statements regarding: (i) our plans to strategically pursue emerging growth opportunities, including strategic acquisitions, in diverse regions and across industry sectors; (ii) our plans to secure more new facility project bids; (iii) our ability to generate more facility maintenance, repair and operations or upgrades or expansions revenue, from our existing and future installed base; (iv) our ability to timely deliver backlog; (v) our ability to respond to new market developments and technological advances; (vi) our expectations regarding energy consumption and demand in the future and its impact on our future results of operations; (vii) our plans to develop strategic alliances with major customers and suppliers; (viii) our expectations that our revenues will increase; (ix) our belief in the sufficiency of our cash flows to meet our needs for the next year; (x) our ability to integrate acquired companies; (xi) our ability to successfully achieve synergies from acquisitions; and (xii) our ability to make required debt repayments.
Actual events, results and outcomes may differ materially from our expectations due to a variety of factors. Although it is not possible to identify all of these factors, they include, among others, (i) future growth of our key end markets and related capital investments; (ii) our ability to operate successfully in foreign countries; (iii) uncertainty over and changes in administrative policy; (iv) general economic conditions and cyclicality in the markets we serve; (v) our ability to successfully develop and improve our products and successfully implement new technologies; (vi) competition from various other sources providing similar heat tracing and process heating products and services, or alternative technologies, to customers; (vii) our ability to deliver existing orders within our backlog; (viii) our ability to bid and win new contracts; (ix) the imposition of certain operating and financial restrictions contained in our debt agreements; (x) our revenue mix; (xi) our ability to grow through strategic acquisitions; (xii) our ability to manage risk through insurance against potential liabilities (xiii) changes in relevant currency exchange rates; (xiv) tax liabilities and changes to tax policy; (xv) impairment of goodwill and other intangible assets; (xvi) our ability to attract and retain qualified management and employees, particularly in our overseas markets; (xvii) our ability to protect our trade secrets; (xviii) our ability to protect our intellectual property; (xix) our ability to protect data and thwart potential cyber-attacks and incidents; (xx) a material disruption at any of our manufacturing facilities; (xxi) our dependence on subcontractors and third-party suppliers; (xxii) our ability to profit on fixed-price contracts; (xxiii) the credit risk associated to our extension of credit to customers; (xxiv) our ability to achieve our operational initiatives; (xxv) unforeseen difficulties with expansions, relocations, or consolidations of existing facilities; (xxvi) potential liability related to our products as well as the delivery of products and services; (xxvii) our ability to comply with foreign anti-corruption laws; (xxviii) export control regulations or sanctions; (xxix) environmental and health and safety laws and regulations as well as environmental liabilities; (xxx) changes in government administrative policy and government sanctions, including the recently enacted tariffs on trade between the U.S. and Canada; (xxxi) climate change and related regulation of greenhouse gases; and (xxxii) those factors listed under Item 1A, "Risk Factors" included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, filed with the Securities and Exchange Commission (the "SEC") on May 22, 2025, and in any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings that we have filed or may file with the SEC. Any one of these factors or a combination of these factors could materially affect our future results of operations and could influence whether any forward-looking statements contained or incorporated by reference in this release ultimately prove to be accurate.
Our forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. We do not intend to update these statements unless we are required to do so under applicable securities laws.

CONTACT:
Jan Schott, Senior Vice President and Chief Financial Officer
Ivonne Salem, Vice President, FP&A and Investor Relations
(512) 690-0600
Investor.Relations@thermon.com